UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2012

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California 90012
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:           (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 31, 2012, a jury in the case titled "Garden Grove Galleria LLC v. Cathay Bank," Superior Court of the State of California for the County of Orange, Case No. 30-2010-00342212, delivered a verdict awarding damages in the amount of $11.6 million in favor of Garden Grove Galleria LLC and against Cathay Bank, which is a subsidiary of Cathay General Bancorp. The jury verdict is not final and is subject to further legal proceedings. Among other matters, the trial in the case is not yet concluded. The trial judge has yet to rule on those portions of the case which, under applicable law, are triable by the court rather than a jury, including Cathay Bank's cross complaint against Garden Grove Galleria LLC for the $19 million unpaid balance of a loan.

Garden Grove Galleria LLC is the borrower on a construction loan made by Cathay Bank with two bank participants. The participants own a combined 50% participation interest in the loan and Cathay Bank owns the remaining 50%. As such, Cathay Bank's potential liability is expected to be limited to 50% of any final award that may be entered in favor of Garden Grove Galleria LLC.

Because the case has yet to been concluded, Cathay General Bancorp and Cathay Bank intend to observe their policy of not commenting on pending litigation.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements may include such words as "anticipates," "believes," "can," "could," "estimates," "expects," "intends," "may," "plans," "seeks," "shall," "should," "will," "potential," "possible," and variations of these words and similar expressions. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, contingencies beyond the control of Cathay General Bancorp and Cathay Bank including adverse legal developments in the proceedings. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our other filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2012

CATHAY GENERAL BANCORP

By:	/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and Chief Financial Officer